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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2005

                           Commercial Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

            Ohio                         000-27894                34-1787239
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                  118 S. Sandusky Avenue, Upper Sandusky, Ohio
                    (Address of principal executive office)


 Registrant's telephone number, including area code: (419) 294-5781     43351
                                                                      (Zip Code)


                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           On February 9, 2005, William E. Ruse resigned from the Board of Directors of Commercial Bancshares, Inc. On February 9, 2005, the Board of Directors elected Kurt D. Kimmel to the Board of Directors of Commercial Bancshares, Inc. to fill the vacancy created by Mr. Ruse's resignation.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Commercial Bancshares, Inc.


Date:  March 3, 2005
                                             By:  /s/ Bruce J. Beck
                                                 -----------------------------
                                                  Bruce J. Beck
                                                  Senior Vice President and
                                                  Corporate Secretary




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